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                                                                    EXHIBIT 23.1



INDEPENDENT AUDITORS' CONSENT

We consent to the  incorporation  by reference  in  Registration  Statement  No.
333-35580 of E Com Ventures, Inc. on Form S-3 and Registration Statements No. 333-30882 and No. 333-70608 on Forms S-8 of our report dated April 18, 2003 included in the Annual Report on Form 10-K of E-Com Ventures, Inc. for the year ended February 1, 2003.


/s/ DELOITTE & TOUCHE LLP

Miami, Florida
August 27, 2003





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